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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 16, 2002
                                                           ------------


                                  GENUITY INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       000-30837              74-2864824
          --------                       ---------               ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


225 Presidential Way, Woburn, Ma                                     01801
----------------------------------                                   -----
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------


                       This is Page 1 of 4 Pages. Exhibit
                            Index appears on Page 4.
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ITEM 5.  OTHER EVENTS.

Today, May 16, 2002, Genuity Inc., a Delaware corporation (the "Company") announced that a proposal for a reverse 20-to-1 split of the Company's common stock has been approved by its shareholders and its Board of Directors.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.
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99.1     Press Release dated May 16, 2002 of Genuity Inc.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENUITY INC.



                                       By:      /s/ Daniel P. O'Brien
                                          ------------------------------------
                                       Name:    Daniel P. O'Brien
                                       Title:   Executive Vice President and
                                                Chief Financial Officer


Date: May 16, 2002
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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits                       Page
-----------                -----------------------                       ----

     99.1       Press Release dated May 16, 2002 of Genuity Inc.          5